IAE PROPRIETARY INFORMATION
Exhibit 10.3(t)
400 Main Street, M/S 121-10
East Hartford, CT 06108 USA
March 14, 2011
Mr. Mark Powers
Senior Vice President and Treasurer
JetBlue Airways Corporation
118-29 Queens Boulevard
Forest Hills, NY 11375

Subject:	Side Letter No. 29 to the V2500 General Terms of Sale Agreement between JetBlue Airways Corporation and IAE International Aero Engines AG dated May 4, 1999.
Ladies and Gentlemen:
We refer to the General Terms of Sale Agreement dated May 4, 1999 between IAE International Aero Engines AG (“IAE”) and JetBlue Airways Corporation (“JetBlue”), as amended from time to time, such contract being hereinafter referred to as the “Agreement”.
Unless expressly stated to the contrary, and to the extent possible, capitalized terms used in this Side Letter Agreement No. 29 (“Side Letter No. 29”) shall have the same meaning given to them in the Agreement. In the event of a conflict between the terms and provisions of this Side Letter No. 29 and those of the Agreement, this Side Letter No. 29 shall govern.
NOW, THEREFORE, the Parties hereby agree as follows:
1.	REVISION TO EXHIBIT B-2
1.1.	The Parties hereby agree that Exhibit B-2 to the Agreement, Purchased Items, Price, Escalation Formula and Delivery, is hereby deleted in its entirety and replaced by the revised delivery schedule attached as Appendix 1 hereto which captures the amendments as set forth in Clause 2 below.
2.	SPARE ENGINE DEFERRALS
2.1.	The delivery of Spare Engine No. 23 (as listed in Exhibit B-2) is deferred from [***] 2011 and rescheduled for delivery in [***] 2011.

2.2.	The delivery of Spare Engine No. 24 (as listed in Exhibit B-2) is deferred from [***] 2011 and rescheduled for delivery in [***] 2011.

2.3.	The delivery of Spare Engine No. 25 (as listed in Exhibit B-2) is deferred from [***] 2011 and rescheduled for delivery in [***] 2011.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION
2.4.	The delivery of Spare Engine No. 26 (as listed in Exhibit B-2) is deferred from [***] 2011 and rescheduled for delivery in [***] 2011.

2.5.	Rescheduling of the Spare Engines detailed in Clauses 2.1, 2.2, 2.3 and 2.4 above (the “2011 Rescheduled Spare Engines”) [***], if any.

2.6.	The Parties agree that IAE shall not be required to give JetBlue more than one (1) calendar month’s written notice prior to the actual delivery date of each 2011 Rescheduled Spare Engine.

2.7.	If JetBlue takes delivery of the 2011 Rescheduled Spare Engines in accordance with Clauses 2.1, 2.2, 2.3 and 2.4 above, the Purchase Price balances for such 2011 Rescheduled Spare Engines shall [***] for each such 2011 Rescheduled Spare Engine in accordance with applicable escalation formula contained in Exhibit B-2 to the Agreement.

2.8.	In the event that JetBlue takes delivery of any 2011 Rescheduled Spare Engine after its rescheduled delivery date, and if the delay is not caused or requested by IAE, then the Purchase Price balance for each such 2011 Rescheduled Spare Engine shall [***] in accordance with applicable escalation formula contained in Exhibit B-2 to the Agreement.
Except as expressly amended by this Side Letter No. 29, all provisions of the Agreement (as amended from time to time by various side letters and amendments) remain in full force and effect.

Very truly yours,	Agreed to and accepted on behalf of
IAE International Aero Engines AG	JetBlue Airways Corporation

/s/ Debarshi Mandal Name	/s/ Mark D. Powers Name

Commercial Manager Title	SVP Treasurer Title

3/14/11 Date	3/14/11 Date

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION
APPENDIX 1
Exhibit B-2
Purchased Items, Price, Escalation Formula and Delivery
As of March 2011
Glossary Notes:
•	Delivered Spare Engines are indicated by Italics typeface

•	Applicable escalation formulae are in accordance with Side Letter 13 to the Agreement

		Basic Contract Price
		U.S Dollars		Applicable
Rank No.	Purchased Item	(January 2003)	Qty	Escalation	Delivery Date
No. 1	V2527-A5 Spare Engine	[***]	1	Formula I	[***]-99
No. 2	V2527-A5 Spare Engine	[***]	1	Formula I	[***]-00
No. 3	V2527-A5 Spare Engine	[***]	1	Formula I	[***]-01
No. 4	V2527-A5 Spare Engine	[***]	1	Formula I	[***]-02
No. 5	V2527-A5 Spare Engine	[***]	1	Formula I	[***]-02
No. 6	V2527-A5 Spare Engine	[***]	1	Formula I	[***]-03
No. 7	V2527-A5 Spare Engine	[***]	1	Formula I	[***]-04
No. 8	V2527-A5 Spare Engine	[***]	1	Formula I	[***]-05
No. 9	V2527-A5 Spare Engine	[***]	1	Formula I	[***]-05
No. 10	V2527-A5 Spare Engine	[***]	1	Formula II	[***]-06
No. 11	V2527-A5 Spare Engine	[***]	1	Formula I	[***]-06
No. 12	V2527-A5 Spare Engine	[***]	1	Formula II	[***]-07
No. 13	V2527-A5 Spare Engine	[***]	1	Formula I	[***]-07
No. 14	V2527-A5 Spare Engine	[***]	1	Formula I	[***]-07
No. 15	V2527-A5 Spare Engine	[***]	1	Formula II	[***]-07
No. 16	V2527-A5 Spare Engine	[***]	1	Formula I	[***]-07
No. 17	V2527-A5 Spare Engine	[***]	1	Formula I	[***]-08
No. 18	V2527-A5 Spare Engine	[***]	1	Formula I	[***]-08
No. 19	V2527-A5 Spare Engine	[***]	1	Formula I	[***]-09
No. 20	V2527-A5 Spare Engine	[***]	1	Formula I	[***]-10
No. 21	V2527-A5 Spare Engine	[***]	1	Formula II	[***]-10
No. 22	V2527-A5 Spare Engine	[***]	1	Formula I	[***]-10
No. 23	V2527-A5 Spare Engine	[***]	1	Formula I	[***]-11
No. 24	V2527-A5 Spare Engine	[***]	1	Formula II	[***]-11
No. 25	V2527-A5 Spare Engine	[***]	1	Formula I	[***]-11
No. 26	V2527-A5 Spare Engine	[***]	1	Formula I	[***]-11
No. 27	V2527-A5 Spare Engine	[***]	1	Formula I	[***]-12
No. 28	V2527-A5 Spare Engine	[***]	1	Formula I	[***]-12
TOTAL			28

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION
EXHIBIT B-2
ESCALATION FORMULA I
1.	Any unit base price or other sum expressed to be subject to escalation from a base month to a month of delivery or other date of determination in accordance with the IAE Escalation Formula will be subject to escalation in accordance with the following formula:

Where:

P = the invoiced purchase price or escalated sum rounded to the nearest U.S. Dollar

Pb = unit base price or other sum.

Lo = the “North American Industry Classification System (NAICS) Wages and Salaries for Aircraft Manufacturing (NAICS Code 336411), CIU2023211000000I” as published quarterly by the Bureau of Labor Statistics, U.S. Department of Labor for the Labor for the month preceding the base month by four months.

L = the “North American Industry Classification System (NAICS) Wages and Salaries for Aircraft Manufacturing (NAICS Code 336411), CIU2023211000000I” as published quarterly by the Bureau of Labor Statistics, U.S. Department of Labor for the month preceding the month of delivery or other date of determination by four months.

Mo = the “Producer Price Index, Code 10, for Metals and Metal Products” published by the Bureau of Labor Statistics in the U.S. Department of Labor for the month preceding the base month by four months.

M = the “Producer Price Index, Code 10, for Metals and Metal Products” for the month preceding the base month by four months.

Eo = the “Producer Price Index, Code 5, for Fuel and Related Products and Power” published by the Bureau of Labor Statistics in the U.S. Department of Labor for the month preceding the base month by four months.

E = the “Producer Price Index, Code 5, for Fuel and Related Products and Power” for the month preceding the base month by four months.

The values of the factors

Respectively, shall be determined to the nearest fourth decimal place. If the fifth decimal is five or more, the fourth decimal place shall be raised to the next higher number.

If the U.S. Department of Labor ceases to publish the above statistics or modifies the basis of their calculation, then IAE may substitute any officially recognized and substantially equivalent statistics.

The Basic Contract Prices contained in this Exhibit B are subject to escalation from a Base Month of January 2003 to the month of delivery using using Lo, Mo and Eo values for September 2002.

If the application of the formula contained in this Exhibit B results in a Purchase Price which is lower than the Basic Contract Price, the Basic Contract Price will be deemed to be the Purchase Price for such Supplies.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION
ESCALATION FORMULA II
1.	Any unit base price or other sum expressed to be subject to escalation from a base month to a month of delivery or other date of determination in accordance with the IAE Escalation Formula will be subject to escalation in accordance with the following formula:

Pi	=	(Pb+F) x CPI where:

Pi	=	the invoiced purchase price or escalated sum rounded to the nearest U.S. Dollar.

Pb	=	unit base price or other sum.

F	=	[***](N)(Pb)

N	=	the calendar year of scheduled delivery or other date of determination minus 2003

CPI	=	[***] (L) + [***] (M)

L	=	Labor Ratio defined below

M	=	Material Ratio defined below
IAE’s Composite Price Index (“CPI”) is the sum of [***] percent of the Labor ratio and [***] percent of the Material Ratio, with the sum rounded to the nearest ten thousandth.

The quarterly value published for the Employment Cost Index will be deemed to apply to each month of the quarter.

The Labor Ratio is the “North American Industry Classification System (NAICS) Wages and Salaries for Aircraft Manufacturing (NAICS Code 336411), CIU2023211000000I” as published quarterly by the Bureau of Labor Statistics, U.S. Department of Labor for the arithmetic average of the fifth, sixth and seventh months (rounded to the nearest tenth) preceding the month of scheduled delivery for each engine/equipment; divided by the value of “North American Industry Classification System (NAICS) Wages and Salaries for Aircraft Manufacturing (NAICS Code 336411), CIU2023211000000I” for the arithmetic average of the fifth, sixth and seventh months (rounded to the nearest tenth) preceding the Base Month. To be clear the quarterly value of CIU2023211000000I will apply to each month of a given quarter.

The Material Ratio is the “Producer Price Index, Industrial Commodities, WPU03thru15”, as published monthly by the Bureau of Labor Statistics, U.S. Department of Labor, for the arithmetic average of the fifth, sixth and seventh months (rounded to the nearest tenth) preceding the month of scheduled delivery for each engine/equipment; divided by the value for Industrial Commodities for the arithmetic average of the fifth, sixth and seventh months (rounded to the nearest tenth) preceding the Base Month.

For a given month, the escalation shall be computed by using the applicable Index value, which the Bureau has published as the time of delivery or other date of determination.

2.	If the U.S. Department of Labor changes the base year for determination of the Index values as defined above, such re-based values will be incorporated in the escalation calculation.

3.	If the U.S. Department of Labor revises the methodology used for the determination of the values to be used to determine the CPI or, for any reason, has not released values needed to determine the CPI, IAE, in its sole discretion, shall select a substitute for such values from data published by the Bureau of Labor Statistics or otherwise make revisions to the escalation formula such that the escalation will as closely as possible approximate the result that would have been attained by continuing the use of the original escalation formula and values as they may have fluctuated during the applicable time period.

4.	The invoiced purchase price, which in no event shall be less than the unit base price, shall be the final price. If the calculated sum of L + M is less than 1.0000, then the value of the sum is adjusted to 1.0000.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.